Related Party Loans	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Note 14: Related Party Loans

In the normal course of business, loans are made to officers and directors of the Company, as well as to their related interests. In the opinion of management, these loans are consistent with sound banking practices, are within regulatory lending limitations and do not involve more than the normal risk of collectability. Total outstanding balances to the Company’s executive officers, directors and their related interests at are presented below. Total outstanding loans and unfunded commitments to these parties at December 31, 2014 and December 31, 2013 were $15.5 million and $23.0 million, respectively.

	December 31,
(in thousands)	2014	2013
Balance January 1	$18,620	$15,673
Additions	2,215	11,821
Change in director status	(2,456)	(36)
Repayments	(4,506)	(8,838)
Balance December 31	$13,873	$18,620